UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2019
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NSTG	The NASDAQ Stock Market LLC (The NASDAQ Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐
Item 1.01 Entry into a Material Definitive Agreement.
On December 3, 2019 (the “Closing Date”), NanoString Technologies, Inc. (the “Company”) entered into a License and Asset Purchase Agreement (the “LAPA”) with Veracyte, Inc. (“Veracyte”), pursuant to which the Company (the “Transaction”) (i) granted to Veracyte an exclusive worldwide license to the Company’s nCounter FLEX Analysis System (the “FLEX System”) for in vitro diagnostic use and for the development and commercialization of in vitro diagnostic tests, including in vitro diagnostic devices (IVDs) or laboratory developed tests (LDTs), for use on the FLEX System (collectively, the “License”) and (ii) sold to Veracyte certain assets, including the Company’s rights with respect to the Prosigna Breast Cancer Prognostic Gene Signature Assay (“Prosigna”), the LymphMark Lymphoma Subtyping Test (“LymphMark”) and the assay software modules that operate together with the FLEX System. In connection with the Transaction, Veracyte has agreed to assume certain liabilities associated with the assets purchased under the LAPA, including ongoing third-party royalty obligations related to Prosigna and LymphMark. As part of the Transaction, Veracyte will also offer certain employees of the Company employment. In connection with the entry into the LAPA, the Company and Veracyte also entered into various service and supply agreements relating to the manufacture and supply of Prosigna, LymphMark, and other IVD tests that may be developed by or on behalf of Veracyte for use on the FLEX System and for the manufacture and supply of the FLEX System. The Company also assigned to Veracyte the Company’s Amended and Restated Exclusive License Agreement with Bioclassifier, LLC, effective July 7, 2010, as amended (the “Bioclassifier Agreement”), which agreement granted to the Company rights to certain intellectual property related to Prosigna. In connection with the Transaction, the Company and Veracyte entered into a sublicense agreement relating to the Bioclassifier Agreement wherein the Company obtained certain non-exclusive rights relating to the Company’s rights to provide Prosigna to Veracyte on an ongoing basis and for other research or investigational purposes.
Consideration
As consideration under the LAPA, Veracyte will pay the Company $40,000,000 in cash. The Company is also entitled to receive 376,732 shares of Veracyte’s common stock, which shares represent a value of approximately $10,000,000 based on the average closing price of Veracyte’s common stock for the ten consecutive trading days ending on the third trading day prior to the Closing Date. Veracyte is required under the LAPA to register the shares of common stock for resale within 90 days of the Closing Date.
Pursuant to the terms of the LAPA, the Company may not sell any of the shares of Veracyte’s common stock issued to it for the first 90 days following the Closing Date. Thereafter, the Company may, subject to limited exceptions, not sell more than 10% of the average daily trading volume of Veracyte’s common stock for the 30-day period preceding any sale of Veracyte’s common stock by the Company.
Pursuant to the LAPA, the Company is also eligible to receive three additional payments, based upon the achievement of certain commercialization milestones, totaling $10,000,000 in the aggregate (the “Milestone Payments”). The individual Milestone Payments of $3,500,000, $3,500,000 and $3,000,000 will be due, respectively, upon the commercial launch by Veracyte of the first, second and third diagnostic test for use on the FLEX System, other than Prosigna or LymphMark, in each case as measured by the processing of the first commercial patient sample.
The foregoing summary of the LAPA is not complete and is qualified in its entirety by reference to the LAPA, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The LAPA contains customary representations and warranties, covenants and indemnities. The representations, warranties and covenants contained in the LAPA were made only for the purposes of the LAPA, were made as of specific dates, and were made solely for the benefit of the parties to the LAPA, and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties. The assertions embodied in those representations and warranties may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their respective terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to the Company’s stockholders. For the foregoing reasons, none of the Company’s stockholders or any other person should rely on such representations and warranties, or any characterizations thereof, as statements of factual information at the time they were made or otherwise.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein and made a part hereof.
Item 7.01 Regulation FD Disclosure.
In conjunction with the closing of the Transaction, the Company estimates approximately $3,000,000 of expenses were, or will be, incurred prior to December 31, 2019, comprised of certain one-time termination benefits, legal and other administrative fees, and a transaction advisory fee paid by the Company to Perella Weinberg Partners, L.P., the Company’s exclusive financial advisor in connection with the Transaction.
On December 3, 2019, the Company issued a press release announcing the Transaction and updating its guidance for the year ending December 31, 2019.
The press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K and in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The following Unaudited Pro Forma Condensed Consolidated Financial Statements are attached hereto as Exhibit 99.1:
•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2019
•Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2019
•Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018
(d) Exhibits.

Exhibit No.	Description
2.1*†	License and Asset Purchase Agreement, dated December 3 2019.
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.
99.2	Press release issued by NanoString Technologies, Inc., dated December 3, 2019.
*
Certain schedules and exhibits to the License and Asset Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but a copy will be furnished supplementally to the Securities and Exchange Commission upon request.

†	Certain portions of the License and Asset Purchase Agreement have been omitted because they are not material and would likely cause competitive harm to the registrant if disclosed.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	December 4, 2019	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer